Exhibit J

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” and “Fund Service Providers” in the Prospectus and “Disclosure of Portfolio Holdings,” “Other Service Providers” and “Financial Statements” in the Statement of Additional Information and to the incorporation by reference and use of our reports dated February 28, 2012 on the financial statements and financial highlights of American Beacon International Equity Index Fund, American Beacon S&P 500 Index Fund, and American Beacon Small Cap Index Fund as of and for the year ended December 31, 2011 in the Registration Statement (Form N-1A) of the American Beacon Funds, which is filed with the Securities and Exchange Commission in the Post-Effective Amendment No. 141 to the Registration Statement under the Securities Act of 1933 (File No. 33-11387).

/s/ Ernst & Young LLP

Dallas, Texas

April 26, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm with respect to State Street Equity 500 Index Portfolio under the captions “Other Service Providers” and “Financial Statements” in the American Beacon FundsSM Statement of Additional Information, dated April 27, 2012, on Form N-1A, filed with the Securities and Exchange Commission on April 30, 2012 in Post-Effective Amendment No. 141 (File no. 33-11387). We further consent to the incorporation by reference of our report, dated February 23, 2012, on the financial statements and financial highlights of State Street Equity 500 Index Portfolio, included in the Annual Report to Shareholders for the year ended December 31, 2011.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 27, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 141 to Registration Statement No. 033-11387 on Form N-1A of our reports dated February 22, 2012, relating to the financial statements and financial highlights of Master International Index Series and Master Small Cap Index Series, two of the series constituting Quantitative Master Series LLC, appearing in the Annual Report on Form N-CSR of the American Beacon Funds for the year ended December 31, 2011. We also consent to the references to us under the headings “Other Service Providers” and “Financial Statements” in the Statement of Additional Information.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 26, 2012